UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 16, 2025

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 17, 2025, NovaBay Pharmaceuticals, Inc. (the “Company”) completed the sale (the “Asset Sale Transaction”) of its eyecare products sold under the Avenova brand and related assets (the “Avenova Assets”) to PRN Physician Recommended Nutriceuticals, LLC (“PRN”), which constituted substantially all of the Company’s revenue generating and operating assets. The Asset Sale Transaction was consummated pursuant to the Asset Purchase Agreement, dated September 19, 2024, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated November 5, 2024 (the “Purchase Agreement”). As previously disclosed in connection with the Asset Sale Transaction, the Company was also party to a secured promissory note, dated November 5, 2024 (the “Bridge Loan”), that had a principal amount borrowed, together with accrued and unpaid interest, of $507,953.72 as of the closing of the Asset Sale Transaction (the “Bridge Loan Balance”). In accordance with the Bridge Loan and the Purchase Agreement, the Bridge Loan Balance was paid to PRN, and, upon such payment, the Bridge Loan was discharged and all collateral was released.

Pursuant to the Purchase Agreement, the Company sold the Avenova Assets to PRN for a closing cash purchase price equal to $11.5 million, less (i) the amount of the Bridge Loan Balance and (ii) $500,000, which amount was deposited into an escrow account for up to six (6) months to be used for Company indemnification obligations or the payment of any Net Working Capital Adjustment (as defined below) after the closing. The purchase price is subject to a post-closing working capital adjustment, upward or downward, that will be limited to an amount of up to $500,000 (the “Net Working Capital Adjustment”). The Net Working Capital Adjustment will be mutually determined by PRN and the Company commencing ninety (90) days after the closing of the Asset Sale Transaction based upon the difference between the amount of the Company’s Net Working Capital (as defined in the Purchase Agreement) immediately prior to the closing and the agreed upon target working capital value of $800,000.

The closing of the Asset Sale Transaction was subject to certain conditions, which included the Company obtaining the consent of a majority of the outstanding shares of the Company’s common stock at a special meeting of the stockholders, held on November 22, 2024, as adjourned and reconvened on December 18, 2024, and as adjourned and reconvened on January 16, 2024 (the “Special Meeting”).

The proceeds received from the Asset Sale Transaction will be an asset of the Company, which the Company currently contemplates may be distributed to stockholders and others in connection with a planned liquidation and dissolution of the Company under Delaware law (the “Liquidation and Dissolution”) pursuant to the Plan of Complete Liquidation and Dissolution of the Company (the “Plan of Dissolution”). The Liquidation and Dissolution of the Company pursuant to the Plan of Dissolution is subject to the Company first receiving stockholder approval. Accordingly, the Special Meeting was adjourned by the Company until January 30, 2025 to allow additional time for stockholders to vote only on the last remaining proposal, Proposal Two, to approve the Liquidation and Dissolution pursuant to the Plan of Dissolution. Additional details about the Special Meeting are described in Item 5.07 and Item 8.01 of this Current Report on Form 8-K.

Additional information regarding the Asset Sale Transaction (including the Purchase Agreement and the Bridge Loan) and the Liquidation and Dissolution (including the Plan of Dissolution) are included in the Current Reports on Form 8-K that were filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 20, 2024 and November 6, 2024 and in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the SEC on October 16, 2024 (the “Special Meeting Proxy Statement”), as supplemented from time to time, including by the supplement to the Special Meeting Proxy Statement dated as of November 12, 2024 (the “Proxy Supplement”).

The foregoing descriptions of the Purchase Agreement, including Amendment No. 1 to the Purchase Agreement, the Bridge Loan and the Plan of Dissolution contain only a brief description of the material terms of the Asset Sale Transaction and do not purport to be a complete description of the rights and obligations of the parties under such agreements, and such descriptions are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as, or incorporated by reference to, Exhibits 2.1, 2.2, 2.3 and 10.1, respectively.

Additional Matters

The documents described or referred to above and/or attached as an exhibit to, or incorporated by reference to, this Current Report on Form 8-K (collectively, the “Form 8-K Documents”) contain representations and warranties of the parties to such agreements that may be subject to limitations, qualifications or exceptions agreed upon by the parties, and may be subject to a contractual standard of materiality that differs from the materiality standard that applies to reports and documents filed with the SEC. In particular, in review of the representations and warranties contained in the Form 8-K Documents and/or described in the foregoing summary, it is important to bear in mind that the representations and warranties were negotiated by the parties in connection with the Asset Sale Transaction and with the principal purpose of allocating contractual risk between the parties in the Asset Sale Transaction. The representations and warranties, other provisions of the Form 8-K Documents or any description of these provisions should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in the Special Meeting Proxy Statement, as supplemented, this Current Report on Form 8-K and in the other reports, statements and filings that the Company publicly files with the SEC.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          In connection with the closing of the Asset Sale Transaction, the Company and PRN entered into a Transition Services Agreement, dated January 17, 2025, pursuant to which the Company has agreed to provide services to PRN with respect to specified accounting, marketing, sales, customer service, regulatory and operational support for a period of four (4) months after the closing of the Asset Sale Transaction. In exchange for providing such services, PRN and the Company agreed upon fees to be paid to the Company. As contemplated by the Transition Services Agreement, PRN separately entered into a Consultancy Agreement, dated January 17, 2025 (the “Consultancy Agreement”), directly with the Company’s Interim Chief Financial Officer, Tommy Law, pursuant to which Mr. Law will provide certain accounting and other services to PRN for a one-time payment of $85,000 when such services have been completed. The Company is not a party to the Consultancy Agreement.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On November 22, 2024, the Company held its Special Meeting, whereby the Company’s stockholders were asked to consider three (3) proposals, each of which is described in more detail in the Special Meeting Proxy Statement, as supplemented. Proposal One presented to stockholders at the Special Meeting sought stockholder approval for the Asset Sale Transaction pursuant to the Purchase Agreement, Proposal Two sought stockholder approval to approve the Liquidation and Dissolution of the Company pursuant to the Plan of Dissolution, which, if approved, will authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution, pursuant to the discretion of the Board of Directors to proceed with the Liquidation and Dissolution and Proposal Three sought stockholder approval to provide the Company’s Board of Directors with discretionary authority to adjourn the Special Meeting from time to time to establish a quorum or to permit further solicitation of proxies if there were not sufficient votes in favor of Proposal One and/or Proposal Two.

At the Special Meeting initially convened on November 22, 2024, where a quorum was present, as previously reported, the Company received stockholder approval for Proposal Three; however, at this time, it had not received greater than 50% of all outstanding shares of the Company’s common stock in favor of Proposal One or Proposal Two, which is the required minimum vote to approve each of Proposal One and Proposal Two. Accordingly, the Special Meeting was adjourned only with respect to the vote on Proposal One and Proposal Two until it was reconvened on December 18, 2024, and then further adjourned with respect to the vote on Proposal One and Proposal Two until it was reconvened on January 16, 2025 (collectively, the “Reconvened Meeting”). There were 4,885,693 outstanding shares of the Company’s common stock entitled to vote and there were 2,758,532 shares present in person or by proxy at the Reconvened Meeting, representing approximately fifty-six percent (56%) of the shares outstanding and entitled to vote. The voting results at the Reconvened Meeting on January 16, 2025, with respect to Proposal One, as certified by the inspector of elections for the Special Meeting, is presented below.

1.	To approve the Asset Sale, pursuant to the Purchase Agreement by and between the Company and PRN Physician Recommended Nutriceuticals, LLC.

For	Against	Abstain
2,451,772	284,080	22,680

As a result of the vote received by stockholders on Proposal One representing greater than 50% of outstanding shares of the Company’s common stock, this Proposal One was approved by Company stockholders. At the Reconvened Meeting on January 16, 2025, however, Proposal Two had not yet received sufficient votes to approve the Liquidation and Dissolution pursuant to the Plan of Dissolution. Accordingly, as disclosed below under Item 8.01 of this Current Report on Form 8-K, which is incorporated herein by reference, the Special Meeting was adjourned until January 30, 2025, solely with respect to Proposal Two, to solicit additional stockholder votes.

Item 8.01          Other Events.

At the time of the Reconvened Meeting on January 16, 2025, Proposal Two had not yet received greater than 50% of outstanding shares of Company common stock necessary in order to approve the Liquidation and Dissolution pursuant to the Plan of Dissolution, with approximately 49% of the outstanding shares of the Company’s common stock having voted in favor of Proposal Two. Proposal Two provides for the approval of the Liquidation and Dissolution of the Company pursuant to the Plan of Dissolution, which, if approved, will authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution, and pursuant to the discretion of the Board of Directors to proceed with the Dissolution.

The Company believes that pursuing the Liquidation and Dissolution and wind-up of the Company in accordance with the Plan of Dissolution as a result of having completed the Asset Sale Transaction provides the best opportunity and most flexibility to optimize value for stockholders and is currently in the best interests of the Company and its stockholders. As a result, the Company has adjourned the Special Meeting, as authorized by stockholders at the Special Meeting, and continued to solicit and has received additional votes for Proposal Two as of the Reconvened Meeting on January 16, 2025. Of these votes received on Proposal Two, approximately 87% of those shares have voted in favor of the Liquidation and Dissolution, with 49% of the outstanding shares voting in favor. Accordingly, due to the continuing responses by stockholders to vote their shares at the Special Meeting and the favorable votes and support that has been received to date to approve Proposal Two, as well as other compelling business and financial considerations, the Company believes that it is in the best of interests of stockholders to further adjourn the Special Meeting until January 30, 2025, solely with respect to Proposal Two to allow for additional time to solicit stockholders to vote on this proposal.

At the Reconvened Meeting on January 16, 2025, the Company announced that the meeting will reconvene again at 11:00 a.m. Pacific Time on January 30, 2025, virtually at http://www.virtualshareholdermeeting.com/NBY2024SM. During the period of adjournment, the Company will continue to solicit stockholder votes only on Proposal Two.

On January 23, 2025, the Company also issued a press release announcing the closing of the Asset Sale Transaction and the adjournment of the Reconvened Meeting until January 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.2 to this Current Report on Form 8-K:

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024;
●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024;
●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023; and
●	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Cautionary Language Concerning Forward-Looking Statements

The pro forma financial information in Exhibit 99.2 contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Asset Sale Transaction (including the Purchase Agreement and the Bridge Loan), the Liquidation and Dissolution (including the Plan of Dissolution) and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report on Form 8-K, are detailed in the Company’s latest Form 10-K, as amended, subsequent Forms 10-Q and/or Form 8-K filings with the SEC and the Special Meeting Proxy Statement, as supplemented, including by the Proxy Supplement, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

(d)         Exhibits

Exhibit No.	Description
2.1*
Asset Purchase Agreement, dated September 19, 2024, by and between NovaBay Pharmaceuticals, Inc. and PRN Physician Recommended Nutriceuticals, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed September 20, 2024)

2.2*
Amendment No. 1 to Asset Purchase Agreement, dated as of November 5, 2024, between PRN Physician Recommended Nutriceuticals, LLC and NovaBay Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed November 6, 2024)

2.3	Plan of Complete Liquidation and Dissolution of NovaBay Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed September 20, 2024)
10.1*
Secured Promissory Note, dated as of November 5, 2024, between NovaBay Pharmaceuticals, Inc., as borrower, and PRN Physician Recommended Nutriceuticals, LLC, as lender (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed November 6, 2024)

99.1	Press Release, dated January 23, 2025
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of NovaBay Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits were omitted as well as certain confidential portions of such agreement by means of marking such portions with brackets (due to such confidential portions not being material and being the type of information that the Company treats as private or confidential) pursuant to Item 601 of Regulation S-K promulgated by the SEC. The Company agrees to supplementally furnish a copy of any omitted schedule, exhibit, or confidential portions of an exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: January 23, 2025